GMO RISK PREMIUM FUND	Summary Prospectus June 30, 2020
Share Class:	Class I	Class R6
Ticker:	GRPBX	—
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.gmo.com/north-america/investment-capabilities/mutual-funds/. You can also get this information at no cost by calling 1-617-346-7646, by sending an email request to SHS@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 30, 2020, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.
Important notice regarding delivery of shareholder reports. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) expects that paper copies of each Fund’s annual and semiannual reports to shareholders will no longer be sent by mail, unless you specifically request paper copies of the reports by writing or emailing GMO Shareholder Services at the address below or by contacting your financial intermediary, such as a broker or agent. Instead, reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting GMO Shareholder Services or if you own your shares through a financial intermediary, you may contact your financial intermediary. Beginning January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to continue to receive paper copies of your shareholder reports or you can follow instructions included with this disclosure. If you invest directly with the Fund, you can contact GMO Shareholder Services at: Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 or by telephone at 1-617-346-7646 (collect). Your election to receive reports in paper will apply to all Funds held directly with the Trust.

 GMO RISK PREMIUM FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class R6	Class I
Management fee	0.40%1	0.40%1
Other expenses	0.04%	0.14%2
Total annual fund operating expenses	0.44%	0.54%
Expense reimbursement/waiver	(0.04%)1	(0.04%)1,2
Total annual fund operating expenses after expense reimbursement/waiver	0.40%	0.50%
1 Includes both management fee of 0.25% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2021 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders exceed 0.10% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2021 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6	$41	$137	$242	$551
Class I	$51	$169	$298	$673
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 29, 2020, the Fund’s portfolio turnover rate (excluding short-term investments) was 42% of the average value of its portfolio.
Principal investment strategies
The Fund seeks to capture returns commensurate with the equity risk premium over a full market cycle with less volatility than global equity markets primarily by selling (writing) put options on stock indices. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
The Fund writes put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices. In determining the indices on which the Fund writes put options, GMO evaluates the income the Fund can receive for writing put options on a given index relative to the income it could receive for writing put options on other indices, taking into consideration the historical risk premium for writing put options on those indices. GMO also evaluates the relative liquidity of option markets and estimated transaction costs. At any given time, the Fund may have substantial exposures to one or only a few stock indices. The Fund’s performance can depend substantially on the performance of assets or indices underlying the options it has written even though it does not own those assets or indices. The Fund may write put options with any strike price or duration.

 GMO RISK PREMIUM FUND
The Fund’s options may be of any type, including options on global, regional and country stock indices, options on exchange-traded funds (ETFs), exchange-traded options and over-the-counter (OTC) options, and may be cash-settled or physically settled. In addition, the Fund’s options may be tied economically to any country in the world, including emerging countries. The Fund may invest in forward currency contracts to manage its currency exposure and may have exposure (e.g., through options on securities indices) to securities of companies of any market capitalization.
GMO expects that the Fund’s put option positions typically will be fully collateralized at the time the Fund writes them. GMO, therefore, expects that the Fund will hold sufficient assets to cover the maximum possible loss the Fund might sustain upon the exercise of a put option it has written.
The factors GMO considers and investment methods GMO uses can change over time. In addition, the Fund may lend its portfolio securities.
For collateral and cash management purposes, the Fund invests a substantial portion of its assets in cash directly (e.g., Treasury bills, Treasury floating rate notes, Treasury Separately Traded Registered Interest and Principal Securities (“STRIPS”), Federal Home Loan Bank discount notes, and other agency notes), money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds. The Fund also may invest in shares of U.S. Treasury Fund.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund, or of a particular security or asset underlying an option written by the Fund, may affect the Fund’s performance more than if the Fund were a diversified investment company. Writing a put option on an equity index exposes the Fund to all of the risks of investing directly in the equities in that index. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Equities – Because the Fund writes put options on stock indices, GMO generally expects the Fund’s net asset value to decline when the value of those indices declines. The value of an index depends on the value of the equity securities in the index, and the market price of an equity security may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. Also, the Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when those markets rise sharply.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from closing its option positions at desirable prices. The Fund’s ability to sell put options depends on the liquidity of the options market. That market may not be liquid when the Fund seeks to close out an option position. If the Fund receives a request from a shareholder to redeem a substantial number of shares and the Fund is unable to close out a put option it has written, the Fund may not have sufficient assets to cover the maximum possible loss it would sustain if all the put options written by the Fund were exercised.

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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities.

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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements or characteristics. In addition, they are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member holding a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Focused Investment Risk – Because the Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to more risk than if the Fund’s investments were more diversified.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities (particularly of companies tied economically to emerging countries) fluctuate more than those of U.S. securities. Many non-U.S. securities markets (particularly emerging markets) are less stable,

 GMO RISK PREMIUM FUND
smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties in obtaining and enforcing legal judgments) tend to be greater for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities, and often are more volatile than the economies of developed countries.
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Currency Risk – Fluctuations in exchange rates and put options written on non-U.S. indices can adversely affect the market value of investments denominated in foreign currencies.

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Market Risk – Fixed Income – The market price of a fixed income security (e.g., U.S. Treasury bills) can decline due, for example, to market-related factors, primarily rising interest rates.

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Credit Risk – Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio.

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Smaller Company Risk – Writing put options on stock indices made up of equity securities of companies with smaller market capitalizations exposes the Fund to the risks of investing in the securities of those companies. Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, terrorism) may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could reduce the value of the Fund’s investments. To the extent the Fund focuses its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

 GMO RISK PREMIUM FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of two broad-based indices. As of the date of this Prospectus, there are no Class R6 shares or Class I shares outstanding or such shares have not been outstanding for a full calendar year. The returns information below is for the Fund’s Class III shares. Class R6 and Class I shares would have substantially similar annual returns to Class III shares because they invest in the same portfolio of securities. Their annual returns would differ from Class III shares to the extent that they bear different expenses. While Class R6 shares are expected to bear the same expenses as Class III shares, Class I shares bear higher expenses than Class III shares and therefore would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares
Years Ending December 31
Highest Quarter: 7.43% (1Q2019)
Lowest Quarter: -10.49% (4Q2018)
Year-to-Date (as of 3/31/20): -19.86%
Average Annual Total Returns
Periods Ending December 31, 2019
	1 Year	5 Years	10 Years	Incept.
Class III				12/14/12
Return Before Taxes	14.60%	7.22%	N/A	6.28%
Return After Taxes on Distributions	13.46%	4.77%	N/A	3.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.89%	4.86%	N/A	4.05%
CBOE S&P 500 PutWrite Index (reflects no deduction for fees, expenses, or taxes)	13.51%	6.30%	N/A	7.18%
MSCI World Index* (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	27.67%	8.74%	N/A	10.67%
* MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Global Equity	Simon Harris (since June 2019)	Head, Global Equity Team, GMO.
Global Equity	Van Le (since June 2019)	Portfolio Manager, Global Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares directly from GMO Trust (the “Trust”) on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) when markets in which the Fund has significant investment exposure are also open for business. In addition, some brokers and agents are authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Each of Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans and other omnibus accounts, and (iii) any other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. There is no minimum investment amount to purchase Class R6 shares or Class I shares.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) when markets in which the Fund has significant investment exposure are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

 GMO RISK PREMIUM FUND
U.S. tax information
The Fund has elected to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker or other financial intermediary and salesperson to recommend the Fund over another investment. GMO also makes payments to financial intermediaries for the sale of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.